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                                                                    Exhibit 10.7

                       ADVANCED BIOTHERAPY CONCEPTS, INC.

                            INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (the "Agreement") is made as of the __ day of June, 2000, by and among Advanced Biotherapy Concepts, Inc., a Nevada corporation (the "Company"), the investors listed on Exhibit A hereto (each of which is sometimes herein referred to as an "Investor", and collectively as the "Investors") and the individuals listed on Exhibit B (collectively, the "Management").

                                    RECITALS

The Company and the Investors have entered into a Convertible [Subordinated] Debt Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, the Company's convertible debt ("Convertible Debt") due June __, 2004 evidenced by debt instruments substantially in the form of Exhibit B to the Purchase Agreement (the "Debt Instruments"). A condition to the Investors' obligations under the Purchase Agreement is that the Company and the Investors enter into this Agreement in order to provide the Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon the conversion of the Debt Instruments and
(ii) certain rights to receive information pertaining to the Company. The Company desires to induce the Investors to purchase Debt Instruments by agreeing to the terms and conditions set forth herein.

                                    AGREEMENT

The parties hereby agree as follows:

1. REGISTRATION RIGHTS. The Company and the Investors covenant and agree as follows:

1.1 DEFINITIONS. For purposes of this Agreement:

(1) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended, or successor statute, and applicable rules and regulations thereunder (the "Securities Act") and the declaration or ordering of effectiveness of such registration statement or document;

(2) The term "Registrable Securities" means (i) the shares of Common Stock issuable or issued pursuant to the conversion of the Company's Convertible Debt and (ii) any other shares of the Company's Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which such person's rights under this Agreement are not assigned. Notwithstanding the foregoing, neither the Company's Common Stock nor its other securities shall be treated as Registrable Securities if they have been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof


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so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(3) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(4) The term "Holder" means any person owning, or having the right to acquire, Registrable Securities or any assignee thereof in accordance with Section 1.8 of this Agreement;

(5) The term "SEC" means the Securities and Exchange Commission; and

(6) The term "Placement Agent" means Cappello Capital Corp., the exclusive placement agent for the offering of the Convertible Debt pursuant to the Purchase Agreement.

1.2 REGISTRATION.

(1) On or about the date "Filing Date" the Company files its Annual Report for the fiscal year ending December 31, 2000, on Form 10-KSB with the SEC, the Company shall file a registration statement under the Securities Act covering the registration of at least such number of the Registrable Securities then outstanding and shall, subject to the limitations of subsection 1.2(b), use its reasonable best efforts to effect as soon as practicable, the registration under the Securities Act of such number of Registrable Securities then outstanding.

(2) If the Holders intend to distribute the Registrable Securities by means of an underwriting, they promptly shall so advise the Company; provided, however, the Holders shall bear full responsibility for complying with Securities Act, the Exchange Act, and the other federal and state law applicable thereto.

(3) Notwithstanding the foregoing, if the Company shall furnish to Holders, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 180 days after the Filing Date; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(4) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2 if the Company gives notice to the Investors of the Company's intention to make a public offering within ninety (90) days.

1.3 OBLIGATIONS OF THE COMPANY. When required under this SECTION 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(1) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration


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statement effective for up to nine (9) months. The Company shall be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, subject to such nine (9) month limitation.

(2) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to nine (9) months.

(3) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(4) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders holding a majority of the Registrable Securities then outstanding, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(5) Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for nine (9) months.

(6) Cause all such Registrable Securities registered pursuant to such registration statement to be listed on any securities exchange on which similar securities issued by the Company are then listed.

(7) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

1.5 EXPENSES OF REGISTRATION. All expenses incurred in connection with the registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, but not the fees and disbursements of counsel for the selling Holders shall be borne by the Company; provided, however, that the Holders shall bear full responsibility for all costs and expenses of any kind occurred in connection with


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any underwriting, distribution, offer, sale or other transfers of Registrable
Securities, including, without limitation, underwriting discounts and commissions.

1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

(1) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and, if applicable, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder, or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(2) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, its officers and each person who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder which consent shall not be unreasonably withheld; further, that in no event shall the amounts payable in indemnity


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by a Holder under this subsection 1.6(b) in respect of a Violation exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(3) Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however , that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 1.6 to the extent that the indemnifying party has been prejudiced thereby, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

(4) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall the amounts payable in contribution by a Holder under this subsection 1.6(d) in respect of a Violation exceed the net proceeds received by such Holder in the registered offering out of which Violation arises. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(5) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.7 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:


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(1) make and keep public information available, as those terms are understood and defined in SEC Rule 144, so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(2) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(3) furnish to any Holder, so long as accurate and so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.8 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations and together with the Registrable Securities and related Convertible Debt as permitted pursuant to and in accordance with the Debt Instrument), provided (i) the Company is, within ten (10) days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee agrees in writing to be subject to all restrictions set forth in this Agreement and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

1.9 "MARKET LOCK-UP" AGREEMENT. Each Management hereby agrees that, until the initial registration of the Registrable Securities and such time as the Market Price (as defined in the Debt Instrument) of the Company's Common Stock is at least [$_______] [for at least a ______ (___) day consecutive trading period], Management shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or in any way short sell or enter into derivative transactions that would dispose of their economic interest in (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period; [provided, however, during the period commencing on the Initial Closing (as defined in the Purchase Agreement) and expiring one
(1) year thereafter, only sales by Management of Common Stock which have been approved in advance in writing by the Placement Agent shall be permitted.] Furthermore, if any affected party is released from the obligations described in this Section 1.9, all other affected parties shall also be released from their obligations on a pro rata basis.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Management (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.


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2. MISCELLANEOUS.

2.1. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any Common Stock issued upon conversion or exercise thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.2. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

2.3. NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or one (1) day after delivery by overnight courier or sent by telegram, fax, or e-mail provided that in each case, the sender retains proof of receipt, or four (4) days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature pages hereto or as subsequently modified by written notice.

2.4. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

2.5. GOVERNING LAW. This agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

2.6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.7. ENTIRE AGREEMENT. This Agreement and the documents referred to herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

2.8. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.9. MANAGEMENT. The Company represents and warrants to the Investors that the individuals comprising "Management" listed on EXHIBIT B hereto are all the existing officers and directors of the Company effective the date hereof.


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The parties hereto have executed this Investor Rights Agreement as of the date first written above.


                                    COMPANY:

ADVANCED BIOTHERAPY CONCEPTS, INC.
a Nevada corporation

By:
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Name:
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Title:
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Address:
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                     INVESTORS SIGNATURES ON FOLLOWING PAGES


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                     MANAGEMENT SIGNATURES ON FOLLOWING PAGE


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MANAGEMENT
SOLELY AS TO SECTION 1.10 ABOVE


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